EXHIBIT 10.1

Execution Version

SEVENTH AMENDMENT AND WAIVER TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This SEVENTH AMENDMENT AND WAIVER TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of April 24, 2018 by and among SUMMER INFANT, INC. and SUMMER INFANT (USA), INC., as “Borrowers” under the Loan Agreement referenced below (“Borrowers”), SUMMER INFANT CANADA, LIMITED and SUMMER INFANT EUROPE LIMITED, as “Guarantors” under the Loan Agreement referenced below (“Guarantors” and together with the Borrowers, the “Obligors”),  the “Lenders” party to the Loan Agreement referenced below (“Lenders”), and BANK OF AMERICA, N.A., in its capacity as “Agent” for the Lenders under the Loan Agreement referenced below (“Agent”).

WHEREAS, Borrowers, Guarantors, Lenders and Agent are parties to that certain Amended and Restated Loan and Security Agreement dated as of April 21, 2015, as amended by that certain Amendment to Amended and Restated Loan and Security Agreement dated as of December 10, 2015 (the “First Amendment”), that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of May 24, 2016 (the “Second Amendment”), that certain Third Amendment and Waiver to Amended and Restated Loan and Security Agreement dated as of February 17, 2017 (the “Third Amendment”), that certain Fourth Amendment and Waiver to Amended and Restated Loan and Security Agreement dated as of October 16, 2017 (the “Fourth Amendment”), that certain Fifth Amendment and Waiver to Amended and Restated Loan and Security Agreement dated as of November 29, 2017 (the “Fifth Amendment”), and that certain Sixth Amendment to Amended and Restated Loan and Security Agreement dated as of March 1, 2018 (the “Sixth Amendment”) (the Amended and Restated Loan and Security Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment, and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, pursuant to the Fifth Amendment, the Loan Agreement was, among other things, amended to provide for the Revolver Borrowing Base (as defined in the Loan Agreement) to be temporarily increased by the Temporary Overadvance Amount (as defined in the Fifth Amendment) to address, among other things, the Revolver Overadvances (as defined in the Loan Agreement) that were primarily attributable to the Toys “R” Us Insolvency Proceedings (as defined in the Fourth Amendment); and

WHEREAS, notwithstanding the inclusion of the Temporary Overadvance Amount in the Revolver Borrowing Base, during the period from the Fifth Amendment Effective Date (as defined in the Fifth Amendment) through the date of this Amendment, the aggregate outstanding Revolver Loans have from time to time exceeded the Revolver Borrowing Base, resulting in continuing Revolver Overadvances (“Continuing Revolver Overadvances”);

WHEREAS, Borrowers have requested that Agent and Lenders waive any violations of the Loan Agreement that are directly attributable to the Continuing Revolver Overadvances and that Agent and Lenders amend certain provisions of the Loan Agreement to, among other things, extend the duration of the period during which the Temporary Overadvance Amount is in effect; and

WHEREAS, Lenders and Agent are willing to waive any violations of the Loan Agreement that are directly attributable to the Continuing Revolver Overadvances during the period from the Fifth Amendment Effective Date through the date of this Amendment and to amend certain provisions of the Loan Agreement, all as more fully described herein.

NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Loan Agreement is hereby amended as follows:

1.                                      Capitalized Terms.  Capitalized terms used herein which are defined in the Loan Agreement have the same meanings herein as therein, except to the extent such terms are amended hereby.

2.                                      Waiver of Violations Directly Attributable to Continuing Revolver Overadvances.  Subject to the satisfaction of the terms and conditions set forth in this Amendment, Agent and Lenders hereby waive any violations of the Loan Agreement that occurred during the period (the “Supplemental Overadvance Waiver Period”) commencing on the Fifth Amendment Effective Date and continuing through the Seventh Amendment Effective Date (as defined in Section 3(e) of this Amendment) that are directly attributable to the Continuing Revolver Overadvances.  The parties agree that (a) the foregoing waiver is limited solely to violations of the Loan Agreement occurring during the Supplemental Overadvance Waiver Period that are directly attributable to the Continuing Revolver Overadvances and (b) that nothing herein shall be construed as a waiver of any other provision of the Loan Agreement.

3.                                      Amendments to Section 1.1 of the Loan Agreement.  Section 1.1 of the Loan Agreement is hereby amended as follows:

(a)                                 The definition of “Availability Reserve” is hereby amended and restated in its entirety, as follows:

“Availability Reserve: the sum (without duplication) of (a) the Inventory Reserve; (b) the Rent and Charges Reserve; (c) reserves for accrued and unpaid Royalties, whether or not then due and payable; (d) the Bank Product Reserve; (e) the Canadian Priority Payables Reserve; (f) the UK Priority Payables Reserve; (g) the Dilution Reserve; (h) reserves for amounts owed by any Obligor to any processor (including, without limitation, the Approved Processors); (i) the aggregate amount of liabilities secured by Liens upon Collateral that are senior to Agent’s Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom); (j) the FILO Reserve; (k) the Liquidity Reserve; (l) the Past Due Reserve; and (m) such additional reserves, in such amounts and with respect to such matters, as Agent in its Permitted Discretion may elect to impose from time to time.

(b)                                 The definition of “EBITDA” is hereby amended by deleting existing clause (b)(xx) in its entirety and replacing it with the following new clause (b)(xx):

“(xx) solely with respect to the calculation of the Fixed Charge Coverage Ratio and the Leverage Ratio pursuant to Section 10.3.1 and 10.3.2, respectively, the aggregate amount of Accounts owing from the Toys “R” Us Companies written off as uncollectible by Borrowers during such period attributable to goods delivered by Borrowers to the Toys “R” Us Companies (A) prior to September 18, 2017 (the date on which Toys “R” Us, Inc commenced Insolvency Proceedings), which written off Accounts total $432,173, and (B) after September 18, 2017, which written off Accounts total $1,907,570;”

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(c)                                  The definition of “Temporary Overadvance Amount” is hereby amended and restated in its entirety, as follows:

“Temporary Overadvance Amount: means the following amounts during the following periods:

Applicable Period	Temporary Overadvance Amount
Seventh Amendment Effective Date — April 30, 2018	$3,000,000
May 1 — 7, 2018	$2,250,000
May 8 — 14, 2018	$1,500,000
May 15 — May 21, 2018	$750,000
From and after May 22, 2018	$0

(d)                                 The following new defined term “Liquidity Reserve” is hereby inserted in Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

“Liquidity Reserve:  a reserve to be established by Agent on May 31, 2018, the amount of which Liquidity Reserve shall (a) equal fifty percent (50%) of Availability (determined without giving effect to the Liquidity Reserve), and (b) be reduced to $0 from and after the date that Availability (determined without giving effect to the Liquidity Reserve) shall have exceeded twelve and one-half percent (12.5%) of the Revolver Borrowing Base for thirty consecutive days.”

(e)                                  The following new defined term “Past Due Reserve” is hereby inserted in Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

“Past Due Reserve:  a reserve to be established by Agent on May 31, 2018 and adjusted by Agent from time to time, the amount of which Past Due Reserve shall equal the aggregate amount of accounts payable that are more than sixty (60) days past due, book overdrafts, and other past due Indebtedness.”

(f)                                   The following new defined term “Seventh Amendment Effective Date” is hereby inserted in Section 1.1 of the Loan Agreement in the appropriate alphabetical order:

“Seventh Amendment Effective Date:  the date on which that certain Seventh Amendment and Waiver to Amended and Restated Loan and Security Agreement became effective, which date is April 24, 2018.”

4.                                      Amendments to Section 10.1.2 of the Loan Agreement.  Section 10.1.2 of the Loan Agreement is hereby amended by deleting clauses (j) and (k) and replacing them in their entirety with the following new clauses (j), (k) and (l) as follows:

“(j)                              as soon as available, and in any event by Wednesday of each week, (x) a cash flow forecast for Obligors and Subsidiaries, in form reasonably satisfactory to the Agent, outlining the projected cash receipts and cash disbursements of Obligors and Subsidiaries on a weekly basis for each of the next thirteen weeks (each, a “13-Week Cash Flow Forecast”), together with a comparison of the actual cash receipts and cash disbursements for the preceding one-week period to the forecasts for such period set forth in the 13-Week Cash Flow Forecast delivered in the previous week, along with an explanation of any material variances, which 13-Week Cash Flow Forecast shall be prepared based upon good faith estimates and assumptions that the Obligors and

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Subsidiaries believed were reasonable at the time made (it being understood and agreed that such 13-Week Cash Flow Forecast is not to be viewed as a statement of fact, is subject to the uncertainties and approximations inherent in any projections, and that actual results may differ from such projected results), and (y) updates of the amounts of Inventory and Eligible Inventory as of the last day of the previous week;

(k)                                 as soon as available an in any event with 30 days after the end of each month, a written report containing an analysis by management of the financial results of most recent Fiscal Month; and

(l)                                     such other reports and information (financial or otherwise) as Agent may reasonably request from time to time in connection with any Collateral or any Borrower’s, Subsidiary’s or other Obligor’s financial condition or business.”

5.                                      Interest Rate on Revolver Loans.  Notwithstanding anything to the contrary set forth in the Loan Agreement, the parties agree that during the period from the Seventh Amendment Effective Date through May 21, 2018, interest shall accrue on the outstanding principal amount of the Revolving Loans at the interest rate otherwise applicable thereto plus two percent (2%).

6.                                      No Default; Representations and Warranties, Etc.  Obligors hereby represent, warrant and confirm that: (a) after giving effect to this Amendment, all representations and warranties of Obligors in the Loan Agreement and the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to or are stated to have been made as of an earlier date, in which case, such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date); (b) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and (c) the execution, delivery and performance by Obligors of this Amendment and all other documents, instruments and agreements executed and delivered in connection herewith or therewith (i) have been duly authorized by all necessary action on the part of Obligors (including any necessary shareholder consents or approvals), (ii) do not violate, conflict with or result in a default under and will not violate or conflict with or result in a default under any applicable law or regulation, any term or provision of the organizational documents of any Obligor or any term or provision of any material indenture, agreement or other instrument binding on any Obligor or any of its assets, and (iii) do not require the consent of any Person which has not been obtained.

7.                                      Ratification and Confirmation.  Obligors hereby ratify and confirm all of the terms and provisions of the Loan Agreement and the other Loan Documents and agree that all of such terms and provisions, as amended hereby, remain in full force and effect.  Without limiting the generality of the foregoing, Obligors hereby acknowledge and confirm that all of the “Obligations” under and as defined in the Loan Agreement are valid and enforceable and are secured by and entitled to the benefits of the Loan Agreement and the other Loan Documents, and Obligors hereby ratify and confirm the grant of the liens and security interests in the Collateral in favor of Agent, for the benefit of itself and Lenders, pursuant to the Loan Agreement and the other Loan Documents, as security for the Obligations.

8.                                      Conditions to Effectiveness of Amendment.  This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been satisfied or waived in writing by Agent:

(a)                                 Agent shall have received counterparts to this Amendment, duly executed by Agent, Lenders and Obligors.

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(b)                                 Borrowers shall have paid to Agent, for the account of each Lender (including Bank of America, N.A., in its capacity as a Lender), an amendment fee in an amount equal to 50 basis points multiplied by such Lender’s Commitment.

(c)                                  Borrowers shall have paid all other fees and amounts due and payable to Agent and its legal counsel in connection with the Loan Agreement, this Amendment and the other Loan Documents, including, (i) the fees payable pursuant to that certain Seventh Amendment Fee Letter dated as of the date hereof between Borrowers and Agent, and (ii) to the extent invoiced, all out-of-pocket expenses required to be reimbursed or paid by Borrowers under the Loan Agreement.

9.                                      Miscellaneous.

(a)                                 Except to the extent specifically amended hereby, the Loan Agreement, the other Loan Documents and all related documents shall remain in full force and effect.

(b)                                 This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.

(c)                                  Borrowers shall reimburse Agent for, or pay directly, all reasonable out-of-pocket costs and expenses of Agent (including, without limitation, the reasonable fees and expenses of Agent’s legal counsel) in connection with the preparation, negotiation, execution and delivery of this Amendment and the other Loan Documents, within 30 days of Borrowers’ receipt of invoices (in reasonably sufficient detail) setting forth such costs and expenses.

(d)                                 This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment which shall be deemed to be a sealed instrument as of the date first above written.

BORROWERS

SUMMER INFANT, INC.

By:	/s/ William Mote
Name:	William Mote
Title:	CFO

SUMMER INFANT (USA), INC.

By:	/s/ William Mote
Name:	William Mote
Title:	CFO

GUARANTORS

SUMMER INFANT CANADA, LIMITED

By:	/s/ William Mote
Name:	William Mote
Title:	CFO

SUMMER INFANT EUROPE LIMITED

By:	/s/ William Mote
Name:	William Mote
Title:	CFO

[Signature Page to Seventh Amendment and Waiver to Amended and Restated Loan and Security Agreement]

AGENT

BANK OF AMERICA, N.A., as Agent

By	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Senior Vice President

[Signature Page to Seventh Amendment and Waiver to Amended and Restated Loan and Security Agreement]

LENDER

BANK OF AMERICA, N.A., as Lender

By	/s/ Cynthia G. Stannard
Name:	Cynthia G. Stannard
Title:	Senior Vice President

[Signature Page to Seventh Amendment and Waiver to Amended and Restated Loan and Security Agreement]

LENDER

CITIZENS BUSINESS CAPITAL,
A DIVISION OF CITIZENS ASSET FINANCE, INC., as Lender

By	/s/ Peter Yelle
Name:	Peter Yelle
Title:	VP

[Signature Page to Seventh Amendment and Waiver to Amended and Restated Loan and Security Agreement]

LENDER

KEYBANK NATIONAL ASSOCIATION, as Lender

By	/s/ Peter Drooff
Name:	Peter Drooff
Title:	Vice President

[Signature Page to Seventh Amendment and Waiver to Amended and Restated Loan and Security Agreement]